EXHIBIT 10.2




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                  NATURAL RESOURCE GROUP, INC. PROMISSORY NOTE

                                                    Maturity Date: March 1, 2011
                                                             Littleton, Colorado
$360,000 US

     1. Principal and Interest.

     1.1 Agreement to Pay. Natural Resource Group, Inc., a Colorado corporation (the "Company" or "Borrower"), for value received, hereby promises to pay to the order of Energy Oil and Gas, Inc. (the "Investor," "Holder," or "Lender") the principal sum of Three Hundred and Sixty Thousand United States dollars ($360,000.00US) at the place and in the manner hereinafter provided, together with interest thereon at the rate or rates described below, and any and all other amounts which may be due and payable hereunder from time to time.

     1.2 Interest. This is not an interest bearing note, and no interest shall accrue except in accordance with paragraph 6.1.

     1.3 Payment Terms. The unpaid principal balance of this Note shall be due and payable in full in one payment on March 1, 2011, hereinafter the "Maturity Date".

     1.4 Application of Payments. Prior to the occurrence of an Event of Default, any payments and prepayments on account of the indebtedness evidenced by this Note shall be applied to the unpaid principal balance of this Note. Any prepayment on account of the indebtedness evidenced by this Note shall not extend or postpone the due date.

     After an Event of Default has occurred and is continuing, payments may be applied by Lender to amounts owed hereunder as follows: (a) first to accrued and unpaid interest under this Note; and (b) second to the unpaid principal balance of this Note.

     1.5 Surrender Upon Payment Upon payment in full of the principal hereof and accrued interest hereunder, this Note shall be surrendered to the Company for cancellation.

     1.6 Location of Payment. The principal of and interest on this Note shall be payable at the principal office of the Company and shall be forwarded to the address of the Holder hereof as such Holder shall from time to time designate.

     1.7 Payment Prior to Maturity Date. Though the Parties expressly acknowledge that payment under this Note is not due until the Maturity Date of March 1, 2011, Purchaser will make a good faith attempt to pay off the Note as soon as practical.

     2. Security. This Note shall be secured by a first priority security interest made by Borrower to Lender on the property that is more completely described on Exhibit B of the Purchase and Sale Agreement to which this Note is attached (hereinafter referred to as the "Assets"). The parties understand and agree that the Assets shall not include any property or interest of the Borrower that is not set specifically forth on the above described Exhibit B.

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     3. Event of Default.  The  occurrence  of any one or more of the  following events (regardless of the reason therefor), shall constitute an "Event of Default" hereunder:

          (a) The Company shall fail to make any payment of principal of, or interest on, or any other amount owing in respect of, the Note when due and payable or declared due and payable, and such failure shall have remained unremedied for a period of five (5) business days.

     4. Attorney's Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Investor.

     5. Prepayment. The Company may at any time prepay this Note in whole or in part, without any penalty or fee of any sort.

     6. Failure to pay on or before the Maturity Date. If the Company shall fail to pay this Note in full on or before the Maturity Date, then the Lender shall take the steps set forth below in this Section 6 in the order established.

     6.1 First interest shall accrue at 10% per annum, retroactive to the execution date of this Note on all unpaid principal.

     6.2 Second, if the Note is not paid in full on or before July 1, 2011, then an undivided interest up to 100% interest in all of the Assets listed in Exhibit B shall revert to Investor, and Borrower shall promptly execute and deliver all documentation necessary to effect such reversion. Simultaneously, all shares of common stock issued to Seller in connection with the Purchase and Sale Agreement, to which this Note is attached as Exhibit B, shall immediately be surrendered to Purchaser by Seller, and Purchaser shall promptly cancel such shares. Seller shall not have any obligation to return any payments of principal or interest that have been made.

     6.3 Remedies. The remedies for default listed in this Section, 6, are exclusive and Investor shall have no other remedies, in law or in equity, except for those listed in this Section, 6.

     7. Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants with the Holder as follows:

         (a) Authorization; Enforceability. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Company hereunder has been taken, and this Note constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency ("Assets"). The parties understand and agree that the Assets shall not include any property or interest of the Borrower that is not set specifically forth on the above described Exhibit B.

     3. Event of Default. The occurrence of any one or more of the following events (regardless of the reason therefor), shall constitute an "Event of Default" hereunder:

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     (a) The Company shall fail to make any payment of principal of, or interest on, or any other amount owing in respect of, the Note when due and payable or declared due and payable, and such failure shall have remained unremedied for a period of five (5) business days.

     4. Attorney's Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Investor.

     5. Prepayment. The Company may at any time prepay this Note in whole or in part, without any penalty or fee of any sort.

     6. Failure to pay on or before the Maturity Date. If the Company shall fail to pay this Note in full on or before the Maturity Date, then the Lender shall take the steps set forth below in this Section 6 in the order established.

     6.1 First interest shall accrue at 10% per annum, retroactive to the execution date of this Note on all unpaid principal.

     6.2 Second, if the Note is not paid in full on or before July 1, 2011, then an undivided interest up to 100% interest in all of the Assets listed in Exhibit B shall revert to Investor, and Borrower shall promptly execute and deliver all documentation necessary to effect such reversion. Simultaneously, all shares of common stock issued to Seller in connection with the Purchase and Sale Agreement, to which this Note is attached as Exhibit B, shall immediately be surrendered to Purchaser by Seller, and Purchaser shall promptly cancel such shares. Seller shall not have any obligation to return any payments of principal or interest that have been made.

     6.3 Remedies. The remedies for default listed in this Section, 6, are exclusive and Investor shall have no other remedies, in law or in equity, except for those listed in this Section, 6.

     7. Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants with the Holder as follows:

     (a) Authorization: Enforceability. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Company hereunder has been taken, and this Note constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i)as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     (b) Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Note except any notices required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "1933 Act"), or such filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

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     (c) No Violation. The execution, delivery and performance by the Company of this Note and the consummation of the transactions contemplated hereby will not result in a violation of its Certificate of Incorporation or Bylaws, in any material respect of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

     8. Representations and Covenants of the Holder. The Company has entered into this Note in reliance upon the following representations and covenants of the Holder:

     (a) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

     9.Assignment. Subject to the restrictions on transfer described in Section 12 below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     10.Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

     11. Notices. Any notice, other communication or payment required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or three (3) business days after deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:

      If to Investor:     INVESTOR
                          Energy Oil and Gas, Inc. 5986
                          Heather Way
                          Longmont, CO 80503

      If to Company:      Natural Resource Group, Inc.
                          1789 Littleton Blvd.
                          Littleton, CO 80120
                          Attention: Paul Laird
                          Phone: (303)419-6005
                          Email: plaird@nrgcolo.com
                                 ------------------

Each of the above addressees may change its address for purposes of this Section by giving to the other addressee notice of such new address in conformance with this Section.

     12. Governing Law. This Note is being delivered in and shall be construed in accordance with the laws of the State of Colorado, without regard to the conflicts of law provisions thereof.

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     13.Heading;  References.  All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

     14. Waiver by the Company. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

     15. Delays. No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right.

     16. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

     17. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Note against impairment.

     IN WITNESS WHEREOF, Natural Resource Group, Inc. has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on the date first above written.

                                    NATURAL RESOURCE GROUP, INC.


                                    By: /s/ Paul Laird
                                        --------------------------------------
                                        Paul Laird, President


                                    INVESTOR

                                    ENERGY OIL AND GAS, INC.


                                    By: /s/ Duane Bacon
                                        --------------------------------------
                                        Duane Bacon, President

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                           ADDENDUM TO PROMISORRY NOTE

     This document is an addendum to the Promissory Note issued by Natural Resource Group, Inc. ("Borrower") to Energy Oil and Gas, Inc. ("Lender"), dated January 1, 2011.

     WHEREAS, the original Maturity Date for the above referenced note was March 1, 2011; and

     WHEREAS, the remaining balance on the note is 78,000; and

     WHEREAS, EOGI has agreed to modify the Promissory Note so that the maturity date is extended to March 11, 2015.

     THEREFORE, EOGI agrees that the remaining amount owed on the note is $78,000 and the Maturity Date is December 11, 2015.

AGREED and EXECUTED this 30th day or July, 2013.


                                       ENERGY OIL AND GAS, INC.

                                       /s/ Duane Bacon
                                       ----------------------
                                       Duane Bacon, President